EXHIBIT 10.4

SECURITY AGREEMENT

This Security Agreement (“Agreement”), dated as of April 3, 2008, is between Green Plains Grain Company LLC, a Delaware limited liability company (the “Debtor”), and First National Bank of Omaha, a national banking association (the “Secured Party”).

WHEREAS, Debtor has entered into a Credit Agreement dated of even date with this Agreement (as amended, restated and in effect from time to time, the “Credit Agreement”), with Secured Party, pursuant to which Secured Party, subject to the terms and conditions contained therein, is to make loans or otherwise to extend credit to Debtor; and

WHEREAS, it is a condition precedent to Secured Party extending the Obligations to Debtor under the Credit Agreement that Debtor execute and deliver to Secured Party a security agreement in substantially the form hereof; and

WHEREAS, Debtor wishes to grant a security interest in favor of Secured Party as herein provided.

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.

Definitions.  All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Credit Agreement. The term “State,” as used herein, means the State of Nebraska. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9.

SECTION 2.

Grant of Security Interest.  Debtor hereby grants to Secured Party to secure the payment and performance in full of all of the Obligations, a first priority security interest in and so pledges and assigns to Secured Party all goods, property, assets and rights of Debtor (other than rolling stock and equipment owned by Debtor on the date hereof) including, but not limited to, the following goods, property, assets and rights of Debtor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the “Collateral”):

2.1

All personal and fixture property of every kind and nature including, without limitation, all rolling stock and equipment acquired by Debtor after the date hereof, all goods, inventory, grain, furniture and fixtures, all of every kind and nature (including any accessions, additions, improvements, attachments and accessories thereto and products and proceeds thereof, and all operating manuals, service records, maintenance logs and warranties applicable thereto), and including all inventory including, but not limited to, all corn, soybeans, oats and other grain and non-grain inventory, in which Debtor has an interest in mass or a joint or other interest or right of any kind.

2.2

All instruments (including promissory notes, notes receivable and supporting obligations), documents, negotiable and non-negotiable documents of title, negotiable and non-negotiable warehouse receipts, bills of lading, transit receipts or other documents of title, however denominated (collectively, “Warehouse Receipts”), and the goods underlying or relating to Warehouse Receipts including, but not limited to, Debtor’s present and future rights to take possession and delivery of goods underlying or relating to any Warehouse Receipt.

2.3

All accounts, all of Debtor’s rights to goods represented by or securing any accounts, all proceeds from the disposition or collection of accounts, all of Debtor’s rights as an unpaid vendor, including the right to reclaim goods, the right to stop goods in transit and the right to replevy goods, and all guaranties, letters of credit and other supports to the payment of accounts, chattel paper (whether tangible or electronic), deposit accounts (whether maintained with Secured Party or other financial institutions), certificates of deposit (whether negotiable or non-negotiable), letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), supporting obligations, any other contract rights (including rights under grain forward contracts) or rights to the payment of money, insurance claims and proceeds, trademarks, service marks, copyrights, patents and other intellectual property rights and all of Debtor’s rights therein or thereto, software, general intangibles (including all payment intangibles), all payments and rights to payments whether or not earned by performance, price support payments, subsidy payments, guaranty payments, payments in kind, deficiency payments, letters of entitlements, storage payments, emergency assistance, diversion payments, production flexibility contracts, contract reserve payments, grain insurance fund claim rights, grain insurance fund proceeds and all similar programs of any and every kind, whether federal, state or local, and any other rights to payment under or from any preexisting, current or future federal, state or local government program, and the products and proceeds of all the foregoing.

2.4

All farm products including, but not limited to, all poultry and livestock and their young, together with all products and replacements for such poultry and livestock; all crops, annual or perennial, and all products of such crops; and all grain, feed, seed, fertilizer, chemicals, medicines, and other supplies used or produced in Debtor’s operations or sold as inventory, and the products and proceeds and rights to payments associated with all or any of the foregoing.

2.5

All books, records, ledger sheets or cards, reports, invoices, purchase orders, customer lists, mailing lists, files, correspondence, computer programs, tapes, disks and other documents or data processing software that at any time relates to any of the foregoing or are otherwise necessary or helpful in realizing on or collecting on any Collateral.

2.6

All investment property, securities, commodity contracts, securities accounts and all commodity and securities entitlements, commodity contracts, securities, investment property and other rights contained therein, hedging accounts and all commodity and securities entitlements, commodity contracts, securities, investment property and other rights contained therein, and commodity accounts (including, but not limited to, Account Nos. 344 and 8401 maintained with FCStone, LLC and Account No. 12550 maintained with Country Hedging, Inc.) and all commodity and securities entitlements, commodity contracts, securities, investment property and other rights contained therein.

2.7

All commercial tort claims now existing or hereafter arising. Secured Party acknowledges that the attachment of its security interest in any additional commercial tort claim as original collateral is subject to Debtor’s compliance with Section 4.7 below.

SECTION 3.

Authorization to File Financing Statements. Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate and describe the Collateral including, but not limited to, descriptions of the Collateral as all assets of Debtor (other than rolling stock and equipment owned by Debtor on the date hereof), or words of similar effect, and (b) provide any other information required by Part 5 of Article 9 of the Uniform Commercial Code of the State, or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Debtor is an organization, the type of organization and any organizational identification number issued to Debtor and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  Debtor agrees to furnish any such information to Secured Party promptly upon Secured Party’s request. In addition, Debtor hereby authorizes Secured Party to file all effective financing statements pursuant to 7 U.S.C. Section 1631, and amendments to effective statements, describing the Collateral in any offices as Secured Party, in its sole discretion, may determine. If requested by Secured Party, Debtor will provide Secured Party with a list of the buyers, commission merchants and selling agents to or through whom Debtor may sell farm products or grain and a list of all elevators, warehousemen or others where Debtor stores grain.  Debtor authorizes Secured Party to notify all such buyers, commission merchants, selling agents, elevators, warehousemen or any other person, of Secured Party’s security interest in Debtor’s farm products, corn or grain unless prohibited by law.  Debtor also ratifies its authorization for Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

SECTION 4.

Other Actions. To further the attachment, perfection and first priority of, and the ability of Secured Party to enforce Secured Party’s security interest in the Collateral, and without limitation on Debtor’s other obligations in this Agreement, Debtor agrees, in each case at Debtor’s expense, to take the following actions with respect to the following Collateral:

4.1

Promissory Notes, Instruments and Tangible Chattel Paper. If Debtor shall at any time hold or acquire any instruments, promissory notes or tangible chattel paper, Debtor shall, upon request of Secured Party, forthwith endorse, assign and deliver the same to Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party may from time to time specify.  Debtor will not deliver possession of, endorse or assign any instruments, promissory notes or tangible chattel paper to any person or entity other than Secured Party.

4.2

Deposit Accounts. For each deposit account that Debtor at any time opens or maintains, Debtor shall, at Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to Secured Party, either (a) cause the depositary bank to comply at any time with instructions from Secured Party to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of Debtor or (b) arrange for Secured Party to become the customer of the depositary bank with respect to the deposit account, with Debtor being permitted, only with the consent of Secured Party, to exercise rights to withdraw funds from such deposit account.  Secured Party agrees with Debtor that Secured Party shall not give any such instructions or withhold any withdrawal rights from Debtor, unless an Event of Default has occurred and is continuing, or would occur, if effect were given to any withdrawal not otherwise permitted by the Loan Documents. The provisions of this paragraph shall not apply to (a) any deposit account for which Debtor, the depositary bank and Secured Party have entered into a cash collateral agreement specially negotiated among Debtor, the depositary bank and Secured Party for the specific purpose set forth therein, (b) a deposit account for which Secured Party is the depositary bank and is in automatic control and (c) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Debtor’s salaried employees.

4.3

Investment Property. If Debtor shall at any time hold or acquire any certificated securities, Debtor shall forthwith endorse, assign and deliver the same to Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party may from time to time specify. If any securities now or hereafter acquired by Debtor are uncertificated and are issued to Debtor or its nominee directly by the issuer thereof, Debtor shall immediately notify Secured Party thereof and, at Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to Secured Party, either (a) cause the issuer to agree to comply with instructions from Secured Party as to such securities, without further consent of Debtor or such nominee or (b) arrange for Secured Party to become the registered owner of the securities. If any commodity interests or securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by Debtor are held by Debtor or its nominee through a securities intermediary or commodity intermediary, Debtor shall immediately notify Secured Party thereof and, at Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to Secured Party, either (a) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from Secured Party to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by Secured Party to such commodity intermediary, in each case without further consent of Debtor or such nominee or (b) in the case of financial assets or other investment property held through a securities intermediary, arrange for Secured Party to become the entitlement holder with respect to such investment property, with Debtor being permitted, only with the consent of Secured Party, to exercise rights to withdraw or otherwise deal with such investment property.  Secured Party agrees with Debtor that Secured Party shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by Debtor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Loan Documents, would occur.

4.4

Collateral in the Possession of a Bailee. If any Collateral is at any time in the possession of a bailee, warehouseman or elevator, Debtor shall promptly notify Secured Party thereof and, at Secured Party’s request and option, shall promptly obtain an acknowledgement from the bailee, warehouseman or elevator, in form and substance satisfactory to Secured Party, that the bailee, warehouseman or elevator holds such Collateral for the benefit of Secured Party, and that such bailee, warehouseman or elevator agrees to comply, without further consent of Debtor, with instructions from Secured Party as to such Collateral including, but not limited to, the delivery of such Collateral to Secured Party or as Secured Party directs, or the payment of the sale proceeds of such Collateral to Secured Party, or as Secured Party directs.  Secured Party agrees with Debtor that Secured Party shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by Debtor with respect to the bailee, warehouseman or elevator.

4.5

Electronic Chattel Paper and Transferable Records. If Debtor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act (as hereafter amended), or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, Debtor shall promptly notify Secured Party thereof and, at the request and option of Secured Party, shall take such action as Secured Party may reasonably request to vest in Secured Party control, under Section 9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.  Secured Party agrees with Debtor that Secured Party will arrange, pursuant to procedures satisfactory to Secured Party and so long as such procedures will not result in Secured Party’s loss of control, for Debtor to make alterations to the electronic chattel paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by Debtor with respect to such electronic chattel paper or transferable record.

4.6

Letter-of-Credit Rights. If Debtor is at any time a beneficiary under a letter of credit, Debtor shall promptly notify Secured Party thereof and, at the request and option of Secured Party, Debtor shall, pursuant to an agreement in form and substance satisfactory to Secured Party, either (a) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to Secured Party of the proceeds of the letter of credit or (b) arrange for Secured Party to become the transferee beneficiary of the letter of credit, with Secured Party agreeing, in each case, that the proceeds of the letter to credit are to be applied to the Obligations in such order and priority as Secured Party shall require.

4.7

Commercial Tort Claims. If Debtor shall at any time hold or acquire a commercial tort claim, Debtor shall immediately notify Secured Party in a writing signed by Debtor of the particulars thereof and grant to Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Secured Party.

4.8

Other Actions as to Any and All Collateral.  Debtor further agrees, at the request and option of Secured Party, to take any and all other actions Secured Party may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of Secured Party to enforce, Secured Party’s security interest in any and all of the Collateral including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that Debtor’s signature thereon is required therefor, (b) causing Secured Party’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, Secured Party’s security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, Secured Party’s security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to Secured Party including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to Secured Party and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by Secured Party to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

4.9

Warehouse Receipts.

(a)

Debtor has delivered or will deliver to Secured Party any and all documents, instruments and writings in any way relating to the Warehouse Receipts or in any way relating to the property evidenced thereby. As long as this Agreement remains in effect, Debtor shall immediately deliver to Secured Party any and all future documents, instruments or other writings applicable or in any way relating to the foregoing in Debtor’s possession. In the event that Debtor is unable to deliver original Warehouse Receipts, and such other documents, to Secured Party at the time this Agreement is executed, as required above, Debtor agrees to deliver immediately such Warehouse Receipts to Secured Party upon issuance of the same.

(b)

Debtor further agrees that Secured Party shall have the right at any time, and from time to time, whether or not one or more Events of Default exist under the Credit Agreement, to demand that Debtor immediately deliver to Secured Party any and all Warehouse Receipts held in Debtor’s possession or control for or representing all or any part of the Collateral that is then or may thereafter be issued in the name of Debtor.  Debtor unconditionally agrees to deliver such Warehouse Receipts to Secured Party on demand.

(c)

In addition to Warehouse Receipts, Secured Party may require Debtor from time to time, one or more times, to deliver to Secured Party such lists, descriptions and designations of any applicable Collateral not represented by Warehouse Receipts as Secured Party may require to identify the nature, extent and location of the same.

(d)

Debtor represents and warrants to Secured Party that all of Debtor’s grain at any time, and from time to time, represented by Warehouse Receipts or included in any list, description or designation referred to above, will at all times be owned by Debtor free and clear of all liens, encumbrances and security interests of any kind whatsoever, excepting only the security interest of Secured Party pursuant hereto.

(e)

As long as no Event of Default exists, Debtor may sell or use in its operations the property under Warehouse Receipts, as well as Debtor’s property not represented by Warehouse Receipts, in carrying on Debtor’s business in the ordinary course, substantially in the same manner as now conducted; but a sale in the ordinary course of business shall not include any transfer or sale in satisfaction, partial or complete, of a debt owed by Debtor.

4.10

Farm Products. After the occurrence of an Event of Default, Debtor shall not store, transfer or consign any farm products without the prior written consent of Secured Party.  Debtor shall not store, transfer or consign any farm products without first obtaining a written acknowledgment from any person to whom physical possession of any such farm products are delivered (a) of Secured Party’s security interest in such farm products, (b) that it holds possession of such farm products for Secured Party’s benefit, (c) that it will not issue negotiable documents with respect to such farm products and (d) that it agrees to follow Secured Party’s instructions as to disposition of farm products upon its receipt of such instructions.  Debtor will comply with the provisions of all federal, state or local government programs, agreements and contracts to which Debtor is a party.

4.11

Proceeds.  Debtor shall transfer all proceeds of all Collateral into Debtor’s main operating account established and maintained by Debtor with Secured Party, or in such other deposit account as required by Secured Party.  Debtor shall not grant any other person or entity a security interest, lien or other encumbrance in or on such deposit account.

SECTION 5.

Relation to Other Loan Documents. The provisions of this Agreement supplement the provisions of the other Loan Documents. Nothing contained in the other Loan Documents shall derogate from any of the rights or remedies of Secured Party hereunder.

SECTION 6.

Representations and Warranties Concerning Debtor’s Legal Status.  Debtor represents and warrants to Secured Party as follows: (a) Debtor’s exact legal name is that indicated on the first page and on the signature page hereof, (b) Debtor is an organization of the type, and is organized in the jurisdiction set forth on the first page of this Agreement, (c) Debtor’s tax identification number is 26-2042403 and Debtor’s organizational identification number is 4506987 or if left blank, then Debtor has none, and (d) Debtor’s chief executive office and mailing address is 105 N. 31st Avenue, Suite 103, Omaha, Nebraska 68131.

SECTION 7.

Covenants Concerning Debtor’s Legal Status.  Debtor covenants with Secured Party as follows: (a) without the consent of Secured Party, which consent shall not be unreasonably withheld, Debtor will not change its name, its place of business, its chief executive office and mailing address or its organizational identification number if it has one, (b) if Debtor does not have an organizational identification number and later obtains one, Debtor shall forthwith notify Secured Party of such organizational identification number and (c) Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

SECTION 8.

Representations and Warranties Concerning Collateral, Etc.  Debtor further represents and warrants to Secured Party as follows: (a) Debtor is the owner of the Collateral, free from any right or claim of any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Credit Agreement, (b) except as disclosed to Secured Party, none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (c) Debtor holds no commercial tort claims and (d) Debtor has at all times operated its business in material compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

SECTION 9.

Covenants Concerning Collateral, Etc.  Debtor further covenants with Secured Party as follows: (a) the Collateral, to the extent not delivered to Secured Party pursuant to Section 4, will be kept at those locations listed on Schedule 4.16 to the Credit Agreement and Debtor will not move any Collateral to any location not shown in Schedule 4.16 to the Credit Agreement without providing at least thirty (30) days prior written notice to Secured Party, which notice shall include the new location, (b) except for the security interest herein granted and liens permitted by the Credit Agreement, Debtor shall be the owner of the Collateral free from any right or claim of any other person, lien, security interest or other encumbrance, and Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to Secured Party, (c) Debtor shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or encumbrance in the Collateral in favor of any person, other than Secured Party and as permitted by the Credit Agreement, (d) Debtor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) Debtor will permit Secured Party, or its designee, to inspect and audit the Collateral at any reasonable time, wherever located, according to the terms of the Credit Agreement, (f) Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral according to the terms of the Credit Agreement or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, (g) Debtor will continue to operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances and (h) Debtor will not discount, factor, sell or otherwise dispose, or offer to sell or otherwise dispose, of any of the Collateral including, but not limited to, instruments, general intangibles, tangible or electronic chattel paper, promissory notes and/or accounts, or any interest therein, except as permitted under the Credit Agreement. In the event that any sales are not permitted under the Credit Agreement, then such sales are also not permitted hereunder. In addition, Debtor will only store grain owned by Debtor not evidenced by a Warehouse Receipt in facilities owned by Debtor at locations set forth on Schedule 4.16 to the Credit Agreement.

SECTION 10.

Insurance.

10.1

Maintenance of Insurance.  Debtor will maintain the insurance required in the other Loan Documents. All such insurance covering the Collateral shall be payable to Secured Party as loss payee under a “standard” loss payee clause.

10.2

Insurance Proceeds.  Debtor shall give Secured Party prompt notice of any damage to or destruction of the Collateral and in case of loss covered by policies of insurance Secured Party is hereby authorized at its option to settle and adjust any claim arising out of such policies and collect and receipt for the proceeds payable therefrom; provided, that Debtor may itself adjust and collect for any losses arising out of a single occurrence aggregating not in excess of $100,000.  Any expense incurred by Secured Party in the adjustment and collection of insurance proceeds (including the cost of any independent appraisal of the loss or damage on behalf of Secured Party) shall be reimbursed to Secured Party first out of any proceeds.  The proceeds or any part thereof shall be applied to reduction of the Obligations then most remotely to be paid, whether due or not, or to the restoration or repair of the Collateral, the choice of application to be solely at the discretion of Secured Party.

10.3

Continuation of Insurance. All policies of insurance shall provide for at least thirty (30) days prior written cancellation notice to Secured Party. In the event of failure by Debtor to provide and maintain insurance as herein provided, Secured Party may, at its option, provide such insurance and charge the amount thereof to Debtor.  Debtor shall furnish Secured Party with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

SECTION 11.

Collateral Protection Expenses; Preservation of Collateral.

11.1

Expenses Incurred by Secured Party. In Secured Party’s discretion, if Debtor fails to do so, Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums.  Debtor agrees to reimburse Secured Party on demand for all expenditures so made.  Secured Party shall have no obligation to Debtor to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any Event of Default.

11.2

Secured Party’s Obligations and Duties. Anything herein to the contrary notwithstanding, Debtor shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by Debtor thereunder.  Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by Secured Party of any payment relating to any of the Collateral, nor shall Secured Party be obligated in any manner to perform any of the obligations of Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to Secured Party or to which Secured Party may be entitled at any time or times.  Secured Party’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as Secured Party deals with similar property for its own account.

SECTION 12.

Securities and Deposits.  Secured Party may at any time following and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, Secured Party may following and during the continuance of an Event of Default demand, sue for, collect or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from Secured Party to Debtor may at any time be applied to or set off against any of the Obligations.

SECTION 13.

Notification to Account Debtors and Other Persons Obligated on Collateral. If an Event of Default shall have occurred and be continuing, Debtor shall, at the request and option of Secured Party, notify account debtors and other persons obligated on any of the Collateral of the security interest of Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to Secured Party or to any financial institution designated by Secured Party as Secured Party’s agent therefor, and Secured Party may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon Debtor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, Debtor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by Debtor as trustee for Secured Party without commingling the same with other funds of Debtor and shall turn the same over to Secured Party in the identical form received, together with any necessary endorsements or assignments.  Secured Party shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by Secured Party to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

SECTION 14.

Power of Attorney.

14.1

Appointment and Powers of Secured Party.  Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Debtor or in Secured Party’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of Debtor, without notice to or assent by Debtor, to do the following:

(a)

upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Debtor’s expense, at any time, or from time to time, all acts and things which Secured Party deems necessary or useful to protect, preserve or realize upon the Collateral and Secured Party’s security interest therein, in order to effect the intent of this Agreement, all at least as fully and effectively as Debtor might do including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state, local or other agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to Debtor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if Secured Party so elects, with a view to causing the liquidation of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(b)

to the extent that Debtor’s authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without Debtor’s signature, or a photocopy of this Agreement in substitution for a financing statement, as Secured Party may deem appropriate and to execute in Debtor’s name such financing statements and amendments thereto and continuation statements which may require Debtor’s signature.

14.2

Ratification by Debtor. To the extent permitted by law, Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

14.3

No Duty on Secured Party. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers.  Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for Secured Party’s own gross negligence or willful misconduct.

SECTION 15.

Rights and Remedies. If an Event of Default shall have occurred and be continuing, Secured Party, without any other notice to or demand upon Debtor, has in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, whether conferred in the Credit Agreement or at law or in equity, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies which may be provided to a secured party in any jurisdiction in which Collateral is located including, without limitation, the right to take possession of the Collateral, and for that purpose Secured Party may, so far as Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom.  Secured Party may in its discretion require Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of Debtor’s principal office(s) or at such other locations as Secured Party may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party shall give to Debtor at least ten (10) days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made.  Debtor hereby acknowledges that ten (10) days prior written notice of such sale or sales shall be reasonable notice. In addition, Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of Secured Party’s rights and remedies hereunder including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

SECTION 16.

Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Debtor acknowledges and agrees that it is not commercially unreasonable for Secured Party (a) to fail to incur expenses reasonably deemed significant by Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral or (l) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral.  Debtor acknowledges that the purpose of this Section 16 is to provide non-exhaustive indications of what actions or omissions by Secured Party would fulfill Secured Party’s duties under the Uniform Commercial Code or other law of the State or any other relevant jurisdiction in Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 16. Without limitation upon the foregoing, nothing contained in this Section 16 shall be construed to grant any rights to Debtor or to impose any duties on Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 16.

SECTION 17.

No Waiver by Secured Party, Etc.  Secured Party shall not be deemed to have waived any of its rights or remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as Secured Party deems expedient.

SECTION 18.

Suretyship Waivers by Debtor.  Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as Secured Party may deem advisable.  Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 11.2.  Debtor further waives any and all other suretyship defenses.

SECTION 19.

Marshalling.  Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations are outstanding or by which any of the Obligations are secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Debtor hereby irrevocably waives the benefits of all such laws.

SECTION 20.

Proceeds of Dispositions; Expenses.  Debtor shall pay to Secured Party on demand any and all expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by Secured Party in protecting, preserving or enforcing Secured Party’s rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of the Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as Secured Party may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to Debtor. In the absence of final payment and satisfaction in full of all of the Obligations, Debtor shall remain liable for any deficiency.

SECTION 21.

Overdue Amounts. Until paid, all amounts due and payable by Debtor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the Default Rate.

SECTION 22.

Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEBRASKA.  Debtor agrees that any action or claim arising out of, or any dispute in connection with, this Agreement, any rights, remedies, obligations, or duties hereunder, or the performance or enforcement hereof or thereof, may be brought in the courts of any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon Debtor by mail at the address specified in the notice provision of the Credit Agreement.  Debtor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

SECTION 23.

Waiver of Jury Trial.  DEBTOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS, REMEDIES, OBLIGATIONS OR DUTIES HEREUNDER, OR THE PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.  Except as prohibited by law, Debtor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.  Debtor (a) certifies that neither Secured Party nor any representative, agent or attorney of Secured Party has represented, expressly or otherwise, that Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which Secured Party is a party, Secured Party is relying upon, among other things, the waivers and certifications contained in this Section 23.

SECTION 24.

Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon Debtor and its respective successors and assigns, and shall inure to the benefit of Secured Party and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.  Debtor acknowledges receipt of a copy of this Agreement.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

Debtor:
Green Plains Grain Company LLC

By: /s/ Wayne Hoovestol Name: Wayne Hoovestol Title: President

Secured Party:
First National Bank of Omaha

By: /s/ Kenneth Feaster Name: Kenneth Feaster Title: Vice President